Exhibit 99.2

Copyright 2020, II - VI Incorporated. All rights reserved. May 2020 Investor Update

Page 2 Copyright 2020, II - VI Incorporated. All rights reserved. Safe Harbor Statement This document contains forward - looking statements relating to future events and expectations that are based on certain assumptio ns and contingencies. The forward - looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Lit igation Reform Act of 1995 and relate to the Company’s performance on a going - forward basis. The forward - looking statements in this pres s release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from th ose expressed in the forward - looking statements herein or in previous disclosures. The Company believes that all forward - looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward - looking statements will actually occur or pro ve to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ ma ter ially from those discussed in the forward - looking statements in this press release include, but are not limited to: ( i ) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward - looking statements and other “Risk Facto rs” discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended June 30, 2019 and in the Company’s other reports filed wit h the Securities and Exchange Commission; (iii) the purchasing patterns of customers and end - users; (iv) the timely release of new pro ducts, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive resp ons es; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acq uis itions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business a nd economic disruption related to the currently ongoing Coronavirus outbreak and any other worldwide health epidemics and outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward - looking statements whether as a re sult of new information, future events or developments, or otherwise.

Page 3 Copyright 2020, II - VI Incorporated. All rights reserved. Q3 FY2020 Overview 18 Countries 69 Locations 22,000+ Employees $388M Cash and Equivalents $627M Revenue $120M YTD Cash Flow from Operations 11% 68% Revenue by End Markets 5% Semi. Cap. Equip. 2% Life Science 6% Consumer Electronics 1% Other 7% Military Revenue by Regions 49% 21% 20% 8% 3% “TWO SIX” Refers to groups II and VI of the Periodic Table of Elements Core Competency : ENGINEERED MATERIALS

Page 4 Copyright 2020, II - VI Incorporated. All rights reserved. Sampling of representative customers based on approvals for public release Thousands of Customers Across Diverse Markets

Page 5 Copyright 2020, II - VI Incorporated. All rights reserved. Core Strategy Diversified per Platform Capital Intensive Markets ▪ A Leader in engineered materials and optoelectronic devices ▪ Differentiated lasers, optics, and integrated circuits ▪ Enabling the convergence of communications, computing, and sensing Infrastructure Core Competency Innovation Strategy Engineered Materials Differentiation Valued By Customers Performance Process Intensive Products

Page 6 Copyright 2020, II - VI Incorporated. All rights reserved. $333 $487 $516 $551 $683 $742 $827 $972 $1,158 $1,362 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 NASDAQ S&P 500 10 Years of continuous revenue growth 4 Transformative Acquisitions Stock charts represent relative growth in value since 1987 Optical Network & China Market InP Technology Platform Vertical Integration & Scale GaAs Technology Platform 2010 2013 2016 2019 Revenue Growth & Transformative Acquisitions 5G

20+ Years of Tremendous Value Creation by Integration of Acquisitions

1995 - 2010

Micro-optics
Photop Technologies

Laser Processing Heads
Highyag

Selenium Refinery
Pacific Rare Metals

Thermo-electrics
Marlow Industries

Ultraviolet Filters
Laser Power Corp

Silicon Carbide Substrates
Litton SIC Group

ZnSe Platform
Laser Power Corp

Micro-optics
Lighting Optical

Micro-optics
Virgo Optics





2011 - 2015

Semiconductor Lasers
Oclaro Semiconductor Laser

Optical Amplifiers
Oclaro Optical Amplifier

Advanced Coatings
Oclaro Optical Coatings

Aerospace & Defense Optical Systems
LightWorks Optics

Precision Ceramics
M Cubed Technologies

Optical Channel Monitors
Aegis Lightwave

Conformal Patterning
Max Levy Autograph





2016 - 2019

InP Platform
Finisar

High Energy Lasers
Redstone Aerospace
Optonicus

Wavelength Selective Switch
CoAdna

Compound Semiconductor Wafer Fab
Kaiam Laser Limited(U.K. Fab)

Faraday Rotator
Integrated Photonics

Direct Diode Lasers
Direct Photonics

GaAs & GaN-SiC Platform
Anadigics

Epitaxial Wafers
Epiworks





II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
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Addressing Multiple Strong and Growing Markets

Optical Communications



GaAs | InP | LCoS

For terrestrial, undersea, wireless optical infrastructure and datacenters

3D Sensing & LiDAR



GaAs | InP

For 3D sensing in consumer electronics & LiDAR in automotive

RF and Power Electronics



SiC | GaN/SiC | Diamond

For electric vehicles, smart power grids and 4G/5G RF antennas

Aerospace & Defense



GaAs | Sapphire

For F35, contested space, directed energy and hypersonics

	Optical Communications	3D Sensing & LiDAR	RF and Power Electronics	Aerospace & Defense
CY25 Market	$22B	$7.5B	$6.2B	$2.6B
CY20-25 CAGR	14%	24%	24%	15%

Source: Ovum, LightCounting, Cignal AI, Internal Estimates

Source: Morgan Stanley, Forbes, Yole, IDC

Source: Yole, Strategy Analytics, LightCounting (includes devices)

Source: Internal estimates

Updated on 4/9/2020

II-VI
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Page 9 Copyright 2020, II - VI Incorporated. All rights reserved. #1 in Optical Communications* Telecom Datacom Long Haul, Metro, and Datacenter Interconnects A highly complementary and complete portfolio of leading - edge products Subsea ROADMs Transmission * Ovum

Growth Opportunities in 5G Mobile Infrastructure


II-VI
Finisar
5G OPTICAL ACCESS
5G RADIO ACCESS
Photonic Solutions Segment
Compound Semiconductors Segments
Backbone Network
Front- & Backhaul Network
Base Stations
Handsets
Line Cards
Coherent TRx
HPC WSS
LPC WSS
25G FH TRx
Bidi DWDM TRx
Amplifiers
OCM/OTDR
DWDM Filters
Subsystems
100G BH TRx
GaN/SiC RF
GaAs RF

II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
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Indium Phosphide Target Markets

Hyperscale Datacenters	5G Optical Infrastructure	Coherent Transmission

MARKET STRATEGY

- Leveraging our existing sales channels in the transceiver market to drive InP component revenue
- Leveraging our proven ability to successfully market both components and modules
- The right mix of components and high speed modules will increase gross margins

Datacom Components

- 25G and 50G DFB Lasers
- 50G and 100G EML
- Lasers for Silicon Photonics



Externally Modulated Laser (EML)

Telecom Components

- 10G and 25G Tunable Lasers
- InP IQ Modulators
- Dual High-Speed Coherent Detectors


Tunable Laser
Semiconductor Optical Amplifier (SOA)
High Speed Modulator

Externally Modulated Tunable Laser

Copyright 2020, II-VI Incorporated. All rights reserved.

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Lasers for Materials Processing & EUV

Strong demand for laser processing heads and EUV lithography



AUTOMATION

Remote laser welding heads assisted by machine vision software

ELECTRIC VEHICLE BATTERY MANUFACTURING

Laser processes adapted to most joining tasks on the cell, module, pack, and frame levels



FULL LINE SUPPLIER OF MATERIALS, COMPONENTS AND SUBSYSTEMS FOR HIGH POWER LASERS



CO2 LASER OPTICS



FUSED SILICA LASER OPTICS



SAPPHIRE LASER OPTICS



DEFORMABLE MIRORS



LASER MODULES



LASER BARS



DIRECT DIODE LASERS



LASER LIGHT CABLES



CUTTING HEADS



WELDING HEADS

II-VI
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Aerospace & Defense

Significant new opportunities ahead

STRONG ABILITY TO DIFFERENTIATE THE END SOLUTION

Advanced Materials	Semiconductor Lasers	Electro-Optic Subsystems

MARKETS	PRODUCTS	DIFFERENTIATORS
Intelligence Surveillance & Reconnaissance	▪ IR sensors ▪ Windows and lenses ▪ Sapphire enclosures	Dedicated vertically integrated facilities
Contested Space	▪ Telescopes ▪ Imaging lenses	30+ year of design, fabrication, and launch of products
Directed Energy	▪ Laser subsystems ▪ Beam directors ▪ Fiber amplifiers	Supplier of key laser weapons components and subsystems
Hypersonics	▪ Nose cones ▪ Seeker optics	Qualified proprietary coatings and patterning



Phased Array Laser Optics

II-VI
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Page 14 Copyright 2020, II - VI Incorporated. All rights reserved. 3D Sensing & LiDAR ▪ Market drivers • Face biometrics, augmented reality, automotive in - cabin & LiDAR, machine vision • Revenue tripled year - over - year in Q3 FY2020 ▪ The only in - house 150 mm GaAs VCSEL platform in the U.S. • Warren, NJ & Easton, PA : FY20Q3 - Another quarter of record shipments • Sherman, TX : Completed qualification and begun shipping • Vertically integrated : epitaxial growth, device fabrication and automated testing • In - house : Most competitive and long term viable cost structure in the industry • Broad portfolio of products: lasers, optics & integrated circuits DUAL PASS BAND FILTERS WIDE INCIDENCE ANGLE MIRROR GaAs VCSEL ARRAYS 940 GaAs EDGE - EMITTING LASERS 1550 InP EDGE - EMITTING LASERS

Enabling Electrification & Mobility

Ramping silicon carbide substrate capacity 3-5x over the next 3 years

POWER ELECTRONICS FOR ELECTRIC VEHICLES

- 100, 150 mm diameter **conductive** substrates
- 2015: World's first 200 mm conductive substrates
- For SiC MOSFETs power devices
- About 10% more driving distance on the same charge

RF ELECTRONICS FOR WIRELESS BASE STATIONS

- 100, 150 mm diameter **semi-insulating** substrates
- 2019: Word's first 200 mm semi-insulating substrates
- For SiC-based GaN HEMT devices
- GaN/SiC enables high-bandwidth 5G bands


GREEN ENERGY
Solar & Wind Energy
Smart Grid Power Switching
ENERGY
EV/HEV
Bi-Directional Converter/ Inverter/ Electric Motor
DC-DC Converter
Electric Charger / HV Battery
5G
WIRELESS
Beam-forming Antenna
4G
WIRELESS
Remote Radio Head

II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
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Financial Update

Page 17 Copyright 2020, II - VI Incorporated. All rights reserved. Summary of Q1FY20 Main Points Key Statistics for Modeling FY20 on II - VI Consolidated Item Preliminary Amount Estimated for FY20 Comments Depreciation Amortization Inventory Step Up $174M of Depreciation $84M of Amortization $88M of Inventory Step Up Preliminary Purchase Accounting: • $672M: PP&E • $440M: Inventory (step up, $88M, $7M Q1, $81M Q2) • $964M: Assigned to goodwill • $670M: Assigned to amortizing intangibles Synergies $150M run rate synergies by Year 3 Targets: Year 1: $35M, Year 2: +$50M, Year 3: +$65M Cap Ex $135 - 150M Stock Compensation $65M Interest $85 - 90M Tax Rate 9 - 12% Shares Outstanding 95M

Significant Value Creation Potential from Synergies

		Annual Est Synergies Within 36 months	Yr 1 Annual Run Rate Synergies Achieved 50% through Yr 1
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$85 M	~$28 M
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$65 M	~$15 M
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model		
Sales & Marketing	▪ Savings from scale		
	TOTAL	**~$150 M**	**~$43 M**

Annual Run Rate refers to total savings achieved in full 12 month period.

II-VI
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Updates by End Market

Page 20 Copyright 2020, II - VI Incorporated. All rights reserved. End Market Distribution of Full Year FY19 Revenue Reported Segments FY19 Revenue FYY19 Op Margin – GAAP / Non - GAAP FY19/FY18 Revenue Growth Industrial (Automotive) Fiber O ptic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $639M 13% / 17% 31% 9% 82% 0% 3% 6% Compound Semiconductors $723M 11% / 14% 8% 42% (3%) 13% 21% 13% 11% II - VI Consolidated $1,362M 11% / 15% 18% 27% (2%) 45% 11% 8% 9% II - VI Segment Revenue by End Markets for Full Year FY19

Page 21 Copyright 2020, II - VI Incorporated. All rights reserved. End Market Distribution of Q3FY20 QTD Revenue Reported Segments Q3FY19 Revenue Q3FY20 Revenue Q3FY20 Op Margin – GAAP / Non - GAAP Q3FY20/ Q3FY19 Revenue Growth Pro Forma* Revenue Change FY20 Q3/ FY19 Q3 Industrial (Automotive) Fiber O ptic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $166M $418M 11.7% / 13.4% 152% 3% 94% 0% 0% 3% Compound Semiconductors $176M $209M 11.9% / 14.6% 19% 29% (1%) 15% 21% 13% 22% II - VI Consolidated $342M $627M 11.0% / 13.8% 83% - 6% 11% (0%) 68% 7% 5% 9% II - VI Segment Revenue by End Markets for Q3FY20 QTD * Pro Forma on page 12 of Form 10 - Q filed on May 11, 2020

Appendix

II-VI Historical Non-GAAP Adjustments and Impact to Diluted EPS

II-VI Consolidated *(In USD Millions, expect per share data)*	Q3 FY18 (1)	Q4 FY18 (1)	Q1 FY19 (1)	Q2 FY19 (1)	Q3 FY19 (1)	Q4 FY19 (1)	Q1 FY20 (2)	Q2 FY20 (2)	Q3 FY20
Amortization	$ 3.6	$ 3.6	$ 3.7	$ 4.1	$ 4.2	$ 4.6	$ 6.1	$ 33.6	$ 5.7
Share-based Compensation	3.6	4.4	5.3	5.0	7.9	6.8	5.4	19.3	14.4
Fair value step up of inventory	-	-	-	-	-	-	7.1	80.6	-
Investment impairment	-	-	-	-	-	-	-	-	5.0
Severance, restructuring and related expenses	-	-	-	-	-	-	18.2	2.4	3.0
Other adjustments	0.4	0.1	1.4	0.3	(0.9)	2.3	5.5	11.6	(5.0)
M&A transaction related expenses	-	-	1.9	8.6	4.1	4.8	32.2	8.0	2.9
Total Non-GAAP Adjustments	**7.6**	**8.1**	**12.3**	**18.0**	**15.3**	**18.5**	**74.5**	**155.5**	**26.0**
Tax Impact on non-GAAP Adjustments	(0.1)	(0.2)	-	(0.1)	(0.2)	(0.4)	(12.8)	(20.1)	12.2
Impact of the "Tax Cuts and Jobs Act" and Company Actions	(6.5)	(1.3)	-	-	-	-	-	-	-
Non-GAAP Adjustments After Tax	**1.0**	**6.6**	**12.3**	**17.9**	**15.1**	**18.1**	**61.7**	**135.4**	**38.2**
Average Outstanding Shares - Diluted	72.4	65.1	66.2	65.7	65.7	65.7	65.9	93.0	93.4
Impact of Non-GAAP Adjustments Per Diluted Share	**$ 0.01**	**$ 0.10**	**$ 0.19**	**$ 0.27**	**$ 0.23**	**$ 0.27**	**$ 0.94**	**$ 1.46**	**$ 0.41**

(1) Q3 FY18 through Q2 FY20 have been adjusted to conform to the current period presentation to include the effects of foreign currency exchange gains and losses in the caption "Other adjustments."
(2) Q1 FY20 and Q2 FY20 have been adjusted to conform to the current period presentation for the fair value step up of inventory, severance, restructuring and related expenses, M&A transaction related expenses, and other adjustments.

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II-VI Segment Reconciliation: GAAP Operating Income to Non-GAAP Operating Income

Reconciliation of Segment Non-GAAP Operating Income (Loss) to GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)

	Three Months Ended			Nine Months Ended	
	Mar 31, 2020	Dec 31, 2019	Mar 31, 2019	Mar 31, 2020	Mar 31, 2019
Non-GAAP Photonic Solutions Operating Income (Loss)	$ 55.9	$ 63.5	$ 27.0	$ 137.5	$ 78.4
Measurement period adjustment on long-lived assets	8.5	(8.2)	-	-	-
Stock based compensation	(9.6)	(12.8)	(3.8)	(25.1)	(8.4)
Amortization of acquired intangibles	(6.1)	(29.2)	(2.5)	(37.4)	(6.9)
Preliminary fair value adjustment on acquired inventory	-	(74.2)	-	(74.2)	-
Transaction expenses related to acquisitions	-	-	-	-	(3.4)
Photonic Solutions GAAP Operating Income (Loss)	$ 48.7	$ (60.9)	$ 20.7	$ 0.8	$ 59.7
Non-GAAP Compound Semiconductors Operating Income	$ 30.6	$ 10.1	$ 20.3	$ 71.9	$ 74.4
Stock based compensation	(4.8)	(6.5)	(4.1)	(14.0)	(9.8)
Amortization of acquired intangibles	0.4	(4.4)	(1.7)	(6.0)	(5.1)
Restructuring and related expenses	(1.3)	(1.6)	-	(2.9)	-
Transaction expenses related to acquisitions	-	-	(0.2)	-	(0.2)
Preliminary fair value adjustment on acquired inventory	-	(6.4)	-	(6.4)	-
Compound Semiconductors GAAP Operating Income	$ 24.9	$ (8.8)	$ 14.3	$ 42.6	$ 59.3
Non-GAAP Unallocated and Other Operating Income	$ -	$ -	$ -	$ (0.2)	$ -
Finisar results	-	-	-	1.9	-
Transaction expenses related to acquisitions	(2.9)	(8.0)	(3.9)	(16.5)	(11.0)
Severance and related - Stock based compensation	-	-	-	(10.7)	-
Severance and related - Other compensation	(1.7)	(0.8)	-	(10.0)	-
Amortization of acquired intangibles	-	-	-	(2.0)	-
Preliminary fair value adjustment on acquired inventory	-	-	-	(7.1)	-
One-time costs related to the Finisar acquisition	-	-	-	(26.8)	-
Unallocated and Other GAAP Operating Income (Loss)	$ (4.6)	$ (8.8)	$ (3.9)	$ (71.4)	$ (11.0)
Total GAAP Operating Income (Loss)	$ 69.0	$ (78.5)	$ 31.1	$ (28.0)	$ 108.0
Non-GAAP Operating Income (Loss)	$ 86.5	$ 73.6	$ 47.3	$ 209.2	$ 152.8

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